UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     June 11, 2007

Challenger Powerboats, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-30914	88-0394012
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Westlink Dr., Washington, MO   36090

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:        (636) 390-9000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02

DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Effective June 11, 2007, the board of directors appointed Eric Weible to serve as our Chief Financial Officer.  Laurie Phillips will no longer serve as our Interim Chief Financial Officer as of the date of Mr. Weible’s appointment.  Ms. Phillips will continue to serve as our Chief Executive Officer.

We have not entered into a formal written employment agreement with Mr. Weible, however he will receive an annual salary of $85,000 and other customary benefits offered to our employees.

Mr. Weible has held various management positions in public and private companies, including the position of Financial Advisor with UBS Financial Services from May 2002 through July 2004 where he held his NASD Series 7 and 66 licenses.  Mr. Weible held the position of Tax Manager with Viasystems Group, Inc., a manufacturer of printed circuit boards with primary manufacturing operations located in the People’s Republic of China, from November 2004 until January 2006.  In addition, he has provided management consulting services during various points in his career including the periods from July 2004 until November 2004 and from February 2007 until June 2007.  Mr. Weible holds a BSBA in Accounting from the University of Missouri.  He is a Certified Public Accountant and has completed various post-graduate coursework and training.

This report contains forward-looking statements that involve risks and uncertainties.  We  generally  use  words  such  as  "believe,"  "may," "could," "will,"  "intend,"  "expect,"  "anticipate,"  "plan," and similar expressions to identify  forward-looking  statements.  You should not place undue reliance on these forward-looking statements.  Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including the risks described in our Form 10-KSB and other reports filed with the Securities and Exchange Commission.  Although we believe  the  expectations  reflected  in  the  forward-looking  statements  are reasonable,  they  relate  only to events as of the date on which the statements are  made,  and  our  future  results,  levels of activity, performance or achievements may not meet these expectations.  We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Challenger Powerboats, Inc.
Date June 22, 2007	By: /s/ Laurie Phillips
Name: Laurie Phillips
Title: Chief Executive Officer